EXHIBIT 10.72

IRON AGE CORPORATION
Robinson Plaza Three, Suite 400
Pittsburgh, Pennsylvania 15205

      June 26, 2003

Wells Fargo Foothill, Inc.
One Boston Place, Suite 1800
Boston, Massachusetts 02108
Attention: Vice President

        Re: Loan and Security Agreement

Ladies and Gentlemen:

     Reference is made to the Loan and Security Agreement, dated as of September 23, 2002, as amended by the First Amendment to the Loan and Security Agreement and Limited Waiver (the “First Amendment”) dated as of May 12, 2003 and the Letter Agreement dated May 29, 2003 (the “Letter Agreement”) (as so amended and modified, the “Loan Agreement”), each by and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, Iron Age Corporation, a Delaware corporation (“Iron Age”), Falcon Shoe Mfg. Co., a Maine corporation (together with Iron Age, each individually a “Borrower” and collectively, jointly and severally, as “Borrowers”), and Iron Age Holdings Corporation, a Delaware corporation (“Parent”). All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement and the First Amendment.

     Iron Age has (a) notified the Agent of its intentions to (i) pursue a strategic transaction as previously disclosed in writing by Iron Age to the Agent and the Lenders (the “Transaction”) and (ii) contemporaneously with the consummation of the Transaction, exchange all of the Parent Notes and the Iron Age Notes for new securities of the Parent and Iron Age (the “Note Restructuring”), and (b) requested that the Agent and the Lenders extend the Waiver Period under the First Amendment to facilitate the negotiation and consummation of the Transaction and the Note Restructuring.

     In consideration of such request, the parties hereto hereby agree as follows:

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June 26, 2003

     1.     Waiver Period. Subject to the terms and conditions set forth herein, Section 9(b) of the First Amendment is hereby amended by replacing “June 26, 2003” in clause (i) therein with “October 31, 2003”.

     2.     Forbearance Fee. The Borrowers shall pay to the Agent for the account of the Lenders (to be allocated among the Lenders pro rata based upon the aggregate unpaid principal amount of each Lender’s Advances and Term Loans) a forbearance fee (the “Forbearance Fee”), which Forbearance Fee shall be non-refundable, fully earned on the Letter Agreement Effective Date (as hereinafter defined) and payable as follows:

(a) an amount equal to $180,921 shall be payable upon execution by the Loan Parties of this letter agreement; and

(b) an amount equal to $271,382 shall be payable as follows:

(i) if the Agent and the Lenders disapprove the Transaction or the Note Restructuring, an amount equal to $271,382 shall be payable on the date of such disapproval; or

(ii) if the Agent and the Lenders approve the Transaction and the Note Restructuring, (A) an amount equal to $180,921 shall be payable on the date of such approval and (B) an amount equal to $90,460 shall be payable on the earlier of October 31, 2003 and the date of consummation of the Transaction and the Note Restructuring, provided, that if the Transaction and the Note Restructuring are consummated on or before October 31, 2003, the portion of the Forbearance Fee set forth in this clause (ii)(B) shall be forgiven.

     3.     Default Interest. Notwithstanding the waivers set forth herein and in the First Amendment, effective as of June 25, 2003 and continuing during the remainder of the Waiver Period, (a) all outstanding Obligations shall accrue interest at the default rate set forth in Section 2.6(c) of the Loan Agreement and (b) the Letter of Credit fee shall be increased to the default rate set forth in Section 2.6(c) of the Loan Agreement.

     4.     Transaction and Note Restructuring Documents; Lender Approval; Borrower Cooperation.

(a) Transaction and Note Restructuring Agreements. The Loan Parties shall provide to the Agent and the Lenders, on or before August 25, 2003, the following agreements (each of which shall be in form customary for agreements of its type and in substance reasonably satisfactory to the Agent and the Lenders):

(i) a fully executed, binding agreement to consummate the Transaction,

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June 26, 2003

(ii) written evidence that the ad hoc committee of holders (composed of Zell and Greenwich Street) of the Parent Notes and Iron Age Notes have agreed to all of the terms of the Note Restructuring, and

(iii) a binding commitment of a reputable financial institution to refinance the Obligations in full upon consummation of the Transaction and the Notes Restructuring.

(b) Lender Approval. The Agent and the Lenders shall, reasonably promptly after receipt of all agreements set forth in clause (a) above, provide notice to the Loan Parties of their approval or disapproval of the Transaction and the Note Restructuring, which approval or disapproval shall be in the Agent’s and the Lenders’ reasonable discretion. In the event that the Agent and the Lenders disapprove the Transaction and the Note Restructuring, such notice shall contain, in reasonable detail, the basis for the Agent’s and the Lenders’ disapproval, in which event, the Loan Parties shall have a seven (7) Business Day period in which to submit to the Agent and the Lenders revised agreements for reconsideration by the Agent and the Lenders. In the event that, either initially or upon reconsideration, the Agent and the Lenders approve the Transaction and the Note Restructuring, then the Loan Parties shall consummate the Transaction and the Note Restructuring prior to the expiration of the Waiver Period.

(c) Lender Disapproval. In the event that, upon reconsideration, the Agent and the Lenders do not approve the Transaction and the Note Restructuring for any reason, the Loan Parties shall, within seven (7) Business Days after receipt of notice from the Agent and the Lenders of such disapproval, provide the Agent and the Lenders with an out-of-court restructuring plan (the “Restructuring Plan”), which Restructuring Plan shall be in form and substance satisfactory to the Agent and the Lenders in their reasonable discretion. In the event the Lenders do not approve the Restructuring Plan for any reason, then the Waiver Period shall, automatically and without further notice by any party, terminate and be of no further force or effect.

(d) Borrower Cooperation.

(i) The Borrowers’ senior management and advisors (including, without limitation, FTI Corporate Recovery (“FTI”)) shall participate in conference calls with the Agent and the Lenders at least weekly to report on the status of the Transaction, the Note Restructuring and the Restructuring.

(ii) The Borrowers shall fully cooperate with the Agent and the Lenders in connection with (A) their review (and approval or disapproval) of the Transaction, the Note Restructuring and the Restructuring Plan (if any) and (B) the exercise by the Agent and the Lenders of all rights and remedies under the Loan Documents and applicable law following any termination of the Waiver Period.

Wells Fargo Foothill,Inc.
June 26, 2003

     5.     Restructuring Documents; Retention of FTI.

(a) The Loan Parties shall cause FTI to deliver to the Agent and the Lenders the following:

(i) On or before July 31, 2003, (A) a financial forecast business plan through fiscal year 2005 and (B) a preliminary fiscal liquidity forecast through fiscal year 2005;

(ii) On or before the earlier of (A) August 15, 2003 and (B) the tenth (10th) Business Day after request by the Agent, an assessment of the Loan Parties’ capital structure and restructuring alternatives;

(iii) By Tuesday of each week commencing on July 1, 2003, a weekly cash forecast for the following 12 week period, together with a reconciliation of the results for the preceding week with the weekly cash forecast previously delivered, in a form consistent with the cash forecasts previously delivered to the Agent and the Lenders; and

(iv) By the twentieth (20th) calendar day of each month commencing on July 20, 2003, monthly reporting packages containing unaudited consolidated financial statements, balance sheets and cash flow statements, in a form consistent with the reporting packages previously delivered to the Agent and the Lenders.

(b) The Agent and the Lenders acknowledge and approve of the retention by Iron Age of FTI to assist the Loan Parties with respect to the preparation and delivery of the documents referred to in clause (a) above.

     6.     Financial Covenants.

(a) The Agent and the Lenders hereby waive during the Waiver Period any Events of Default arising during the Waiver Period as a result of the Loan Parties’ failure to comply with the financial covenants set forth in Sections 7.20(a) and 7.20(b) of the Loan Agreement (the “Additional Limited Waiver”). Upon expiration of the Waiver Period, the Additional Limited Waiver shall automatically and without further action terminate and be of no force and effect, it being understood and agreed that the effect of such termination will be to permit the Agent and the Lenders to exercise any and all of their rights and remedies immediately and at any time and from time to time thereafter, including, without limitation, the right to accelerate the Obligations and exercise any other remedies set forth in the Loan Agreement, the other Loan Documents, applicable law and otherwise, in each case, without any notice, passage of time or forbearance of any kind.

(b) Subject to the Additional Limited Waiver and the limited waiver in the First Amendment, the financial covenants set forth in Section 7.20 of the Loan Agreement shall remain in full force and effect, provided that (i) for purposes of the

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calculation of Excess Availability under Section 7.20(d) of the Loan Agreement, Availability shall be increased by the amount of (A) any Forbearance Fees and the Lenders’ costs and expenses actually paid by the Borrowers pursuant to this letter agreement and (B) any expenditures (including, without limitation, in respect of professional fees, retainers and success fees) actually made by the Loan Parties in connection with the Transaction and the Note Restructuring in an aggregate amount not to exceed $750,000, provided that, if the Agent and the Lenders approve the Transaction and the Note Restructuring, such amount shall be increased to $1,000,000, and (ii) for purposes of determining compliance with Section 7.20(e) of the Loan Agreement, commencing June 30, 2003, (A) cash receipts shall not be less than 85% of Budget and (B) cash disbursements shall be measured, by line item, on a cumulative basis from May 30, 2003 through the week then ended.

            7.     Conditions to Effectiveness. The effectiveness of this letter agreement and the limited waivers set forth herein is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereafter referred to as the “Letter Agreement Effective Date”):

(a) The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Letter Agreement Effective Date shall be true and correct in all material respects on and as of the Letter Agreement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).

(b) No Default or Event of Default (other than the Existing Defaults) shall have occurred and be continuing on the Letter Agreement Effective Date, or result from this letter agreement becoming effective in accordance with its terms.

(c) The Agent and the Lenders shall have executed this letter agreement and received a counterpart of this letter agreement, which bears the signature of each Loan Party.

(d) The Borrowers shall have paid to the Agent for the account of the Lenders in accordance with the Lenders’ respective Pro Rata Shares (or the Agent may charge the Loan Account pursuant to Section 2.10) that portion of the Forbearance Fee that is payable upon execution by the Loan Parties of this letter agreement.

(e) The Borrowers shall have paid all out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this letter agreement, or otherwise payable pursuant to the Loan Agreement and the other Loan Documents, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Agent and each Lender, in each case,

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June 26, 2003

to the extent billed to the Borrowers or otherwise scheduled to be paid on or before the Letter Agreement Effective Date.

            8.     Legal Expenses. Without limiting any obligation of the Borrowers as to the payment of the costs or expenses of the Agent and the Lenders under the Loan Agreement and the other Loan Documents, the Borrowers agree to pay on demand all of the reasonable costs and expenses (including reasonable attorneys fees and disbursements) of the Agent and the Lenders in connection with this letter agreement and the transactions contemplated hereby (including, without limitation, the Transaction, the Note Restructuring and the Restructuring).

            9.     Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, (i) the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Letter Agreement Effective Date (A) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this letter agreement and (B) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this letter agreement, (ii) to the extent that the Loan Agreement or any other Loan Document purports to pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this letter agreement shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) No Waiver. This letter agreement is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

(c) Letter Agreement as Loan Document. The Parent and each Borrower hereby acknowledges and agrees that this letter agreement constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if the Parent or any Borrower fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this letter agreement or if any representation or warranty made by the Parent or any Borrower under or in connection with this letter agreement shall have been untrue, false or misleading in any material respect when made.

Wells Fargo Foothill,Inc.
June 26, 2003

(d) Counterparts. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter agreement.

(e) Governing Law. This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Wells Fargo Foothill,Inc.
June 26, 2003

     This letter agreement (a) supersedes all prior discussions, agreements, commitments, arrangements, negotiations or understandings, whether oral or written, of the parties with respect thereto, (b) shall be binding upon the parties and their respective successors and assigns, and (c) may not be relied upon or enforced by any other person or entity. If this letter agreement becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury. This letter agreement may be amended, modified or waived only in a writing signed by the parties hereto.

Very truly yours,

IRON AGE CORPORATION

By:

Name:
Title:

FALCON SHOE MFG. CO.

By:

Name:
Title:

Consented to and agreed
as of the date first above written:

IRON AGE HOLDINGS CORPORATION

By:

Name
Title:

IRON AGE INVESTMENT COMPANY

By:

Name:
Title:

IA VISION ACQUISITION, CO.

By:

Name:
Title:

Wells Fargo Foothill,Inc.
June 26, 2003

Agreed and accepted
as of the date first above written:

WELLS FARGO FOOTHILL, INC.,
as Agent and Lender

By:

Name:
Title:

CREDIT SUISSE FIRST BOSTON INTERNATIONAL,
as a Lender

By:

Name:
Title:

H/Z ACQUISITION PARTNERS, LLC,
as a Lender

By: Highbridge/Zwirn Capital Management, LLC

By:

Name:
Title: